
UnionBank
CARPENTERS

KBS Real Estate Investment Trust II

Portfolio Update Meeting | March 15, 2019

IMPORTANT DISCLOSURES

The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Real Estate Investment Trust II's (the "Company" or "KBS REIT II") Annual Report on Form 10-K for the year ended December 31, 2018 (the "Annual Report"), including the "Risk Factors" contained therein.

For a full description of the limitations, methodologies and assumptions used to value KBS REIT II's assets and liabilities in connection with the calculation of KBS REIT II's estimated value per share, see KBS REIT II's Current Report on Form 8-K, filed with the SEC on December 7, 2018.

FORWARD-LOOKING STATEMENTS
Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.

The Company may fund distributions from any source including, without limitation, from borrowings. Distributions paid through December 31, 2018 have been funded in part with cash flow from operating activities, debt financing, proceeds from the sales of real estate properties and the repayment or sale of real estate loans receivables. There are no guarantees that the Company will continue to pay distributions or that distributions at the current rate are sustainable. Actual events may cause the value and returns on the Company's investments to be less than that used for purposes of the Company's estimated NAV per share. With respect to the estimated NAV per share, the appraisal methodology used for the appraised properties assumes the properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the appraised properties, with respect to CBRE, and the valuation estimates used in calculating the estimated value per share, with respect to the Company's advisor and the Company, are the respective party's best estimates as of September 30, 2018 or December 3, 2018, as applicable, the Company can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the appraised properties and the estimated value per share. REIT II can give no assurance that it will be able to successfully carry out any or all of its stated areas of focus in 2019, including its ability to successfully sell certain assets and pay special distributions to stockholders. The statements herein also depend on factors such as: future economic, competitive and market conditions; the Company's ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of the Company's Annual Report.

About KBS

- Formed by Peter Bren and Chuck Schreiber in 1992. Over 26 years of investment and management experience with extensive long-term investor relationships.
- Transactional volume in excess of $38.7 billion[1], AUM of $11.6 billion[1] and 36.8 million square feet under management[1].
- 8th Largest Office Owner Globally, National Real Estate Investor[2].
- Ranked among Top 53 Global Real Estate Investment Managers, Pensions & Investments[3].
- Buyer and seller of well-located, yield-generating office and industrial properties.
- Advisor to public and private pension plans, endowments, foundations, sovereign wealth funds and publicly-registered non-traded REITs.
- A trusted landlord to thousands of office and industrial tenants nationwide.
- A preferred partner with the nation's largest lenders.
- A development partner for office, mixed-use and multi-family developments.



[1] *As of December 31, 2018.*
[2] *The ranking by National Real Estate Investor is based on volume of office space owned globally, as of December 31, 2017. The results were generated from a survey conducted by National Real Estate Investor based on advertising and website promotion of the survey, direct solicitation of responses, direct email to subscribers and other identified office owners and daily newsletter promotion of the survey, all supplemented with a review of public company SEC filings.*
[3] *KBS was ranked #38 on Pensions & Investments List of Largest Real Estate Investment Managers, October 16, 2017. Ranked by total worldwide real estate assets, in millions, as of June 30, 2017. Real estate assets were reported net of leverage, including contributions committed or received, but not yet invested.*

Regional Focus Map



SEATTLE
PORTLAND
WEST
MINNEAPOLIS
BOSTON
CHICAGO
NEW YORK CITY
SAN FRANCISCO
BAY AREA
EAST BAY
CENTRAL
SILICON VALLEY
SALT LAKE
CITY
DENVER
WASHINGTON, D.C.
EAST
NASHVILLE
RALEIGH
LOS ANGELES
ORANGE COUNTY
/SAN DIEGO
PHOENIX
ATLANTA
DALLAS
AUSTIN
HOUSTON
SOUTHERN
FLORIDA
Gateway Target
First-Tier Target
Strong Employment/Growth
KBS Offices

KBS REIT II Asset Map


Portland
1
San Francisco (Bay Area)
3
1
Sacramento
1
Denver
1
1
Los Angeles
1
San Diego
3
Phoenix
1
Minneapolis
1
Chicago
1
St. Louis
1
Louisville
1
Dallas
2
Austin
1
Houston
1
Boston
2
3
2
NY / N. New Jersey
1
Philadelphia
1
1
Washington, D.C./
Northern Virginia
Charlotte
1
Atlanta
1
West Palm Beach
1
1
Current Equity Assets
Sold Assets
(equity and debt)

KBS Real Estate Investment Trust II

Portfolio Highlights (As of December 31, 2018, unless otherwise noted)

FUND OVERVIEW

Total Equity Raised
$1.82 billion

Total Acquisitions/Originations[1]
$3.3 billion

Current Net Asset Value (NAV)[2]
$4.95 per share

Total Distributions Paid[3]
$9.71

Current Distribution Rate
5.00% annualized based on NAV

PORTFOLIO OVERVIEW

Total Equity Sales & Debt Asset Payoffs[4]
$2.47 billion

Dec. 2018 Estimated Value of Portfolio[5]
$1.26 billion

Current Rentable Sq. Ft[6]
4,552,263

Total Leased[7]
77.0%

Total Leverage[8]
33.0%

[1] *Amount includes disposed assets. See note 4 below.*
[2] *NAV as of 9/30/18. See KBS REIT II's Current Report on Form 8-K filed with the SEC on December 7, 2018*
[3] *See slides 7-8 for detail on distribution history. The $9.71 total distribution is a result of a special distribution of $0.05 in February 2013 and a special distribution of $4.50 in September 2014 with the balance from monthly distributions paid through December 2018. Assumes early cash investor and all distributions received in cash.*
[4] *As of December 31, 2018, KBS REIT II had sold 17 equity assets (excluding the three buildings at Corporate Tech Centre sold during Q2 2018), and had eight debt investments that were sold or paid off upon or prior to maturity.*
[5] *Based solely on the September 30, 2018 estimated value of real estate properties owned as of December 31, 2018.*
[6] *Represents rentable square feet of real estate properties owned as of December 31, 2018.*
[7] *Includes future leases that have been executed but had not yet commenced as of December 31, 2018.*
[8] *Calculated as total debt on properties as of December 31, 2018 divided by the December 2018 estimated value of current portfolio.*

Shareholder Performance

Hypothetical Performance of Early and Late Investors

$10.00 Share Price for Both Early and Late Investors,
All Distributions Received in Cash Through December 2018



Breakdown of Early Cash Investor Value
$10.00
$12.27
$13.10
$13.80
$14.55
$14.46
$14.52
$14.67
$14.35
$14.66
$10.11
$10.29
$10.29
$6.05
$5.86
$5.62
$5.49
$4.89
$4.95
$4.55
$4.55
$4.55
$4.55
$4.55
$4.55
$0.05
$2.16
$2.81
$3.46
$3.95
$4.05
$4.35
$4.63
$4.91
$5.16
Offering Price
2011
2012
2013
Sept. 2014
Dec. 2014
Dec. 2015
Dec. 2016
Dec. 2017
Dec. 2018
Regular Distributions
Special Distributions
Estimated Value Per Share



Breakdown of Late Cash Investor Value
$10.00
$10.76
$11.59
$12.24
$12.99
$12.90
$12.96
$13.11
$12.79
$13.09
$10.11
$10.29
$10.29
$6.05
$5.86
$5.62
$5.49
$4.89
$4.95
$4.55
$4.55
$4.55
$4.55
$4.55
$4.55
$0.05
$0.65
$1.30
$1.90
$2.38
$2.49
$2.79
$3.07
$3.35
$3.59
Offering Price
2011
2012
2013
Sept. 2014
Dec. 2014
Dec. 2015
Dec. 2016
Dec. 2017
Dec. 2018
Regular Distributions
Special Distributions
Estimated Value Per Share

"Cumulative distributions" for an early cash investor and a late cash investor assumes all distributions received in cash and no share redemptions, and reflect the cash payment amounts (all distributions paid since investment) per share for a hypothetical investor who invested on June 24, 2008 and December 31, 2010, respectively. The "offering price" of $10.00 reflects the price most investors paid to purchase shares in the primary initial public offering. For estimated value per share information, see KBS REIT II's Current Reports on Form 8-K filed with the SEC on December 21, 2011, December 19, 2012, December 19, 2013, December 4, 2014, December 9, 2015, December 15, 2016, December 11, 2017 and December 7, 2018.

History of Distribution Payments

$9.71/share of total distributions paid from August 2008 through December 2018

- August 2008 – September 2014 (74 Monthly Payments)
  - **$0.20/share** distributions, on an annualized basis, for record dates from July 16, 2008 to August 15, 2008
  - **$0.65/share** distributions, on an annualized basis, for record dates from August 16, 2008 through August 31, 2014
- February 2013 (1 Payment)
  - **$0.05416667/share** special 13th distribution funded from 2012 MFFO in excess of 2012 distributions declared
- September 2014 (1 Payment)
  - **$4.50/share** special distribution funded from the proceeds from the dispositions of real estate properties between May 2014 and August 2014, as well as cash on hand resulting primarily from the repayment or sale of real estate loans
- October 2014 to January 2015 (4 Payments)
  - **$0.13328082/share** total distributions paid from October 2014 through January 2015. (If converted to a daily distribution amount for the period and annualized, then this period's $0.13328082/share distributions would equal a 7.25% annualized rate based on a $10.00 purchase price less $4.50 special distribution or 6.80% annualized rate based on the December 2014 estimated value per share of $5.86)
- February 2015 to December 2015 (11 Payments)
  - **$0.26811507/share** total distributions paid from February 2015 through December 2015 (if converted to a daily distribution amount for the period and annualized, then this period's $0.26811507/share would equal a 5.00% annualized rate based on the December 2014 estimated value per share of $5.86 or a 5.2% annualized rate based on the December 2015 estimated value per share of $5.62)
- January 2016 to December 2016 (12 Payments)
  - **$0.28208442/share** total distributions paid from January 2016 through December 2016 (if converted to a daily distribution amount for the period and annualized, then this period's $0.28208442/share would equal a 5.0% annualized rate based on the December 2015 estimated value per share of $5.62 or a 5.1% annualized rate based on the December 2016 estimated value per share of $5.49)
- January 2017 to December 2017 (12 Payments)
  - **$0.27505204/share** total distributions paid from January 2017 through December 2017 (if converted to a daily distribution amount for the period and annualized, then this period's $0.27505204/share would equal a 5.0% annualized rate based on the December 2016 estimated value per share of $5.49 or a 5.6% annualized rate based on the December 2017 estimated value per share of $4.89)
- January 2018 to December 2018 (12 Payments)
  - **$0.24704792/share** total distributions paid from January 2018 through December 2018 (if converted to a daily distribution amount for the period and annualized, then this period's $0.24704792/share would equal a 5.0% annualized rate based on the December 2017 estimated value per share of $4.89 or a 5.0% annualized rate based on the December 2018 estimated value per share of $4.95.)

Portfolio Summary (As of December 31, 2018)

Asset	Location	Purchase Price	Cost Basis [1]	Occupancy at 12/31/2018 [3]
100 & 200 Campus Drive Buildings	Florham Park, NJ	180,700,000	234,598,792	78.8%
300 - 600 Campus Drive Buildings	Florham Park, NJ	184,300,000	233,722,541	93.4%
Willow Oaks Corporate Center	Fairfax, VA	112,173,598	145,333,532	49.9%
Pierre Laclede Center	Clayton, MO	74,233,540	119,256,722	97.2%
Union Bank	Los Angeles, CA	208,121,099	231,793,836	77.2%
Emerald View	West Palm Beach, FL	35,974,134	40,569,911	93.6%
Granite Tower	Denver, CO	149,004,683	170,557,504	99.0%
Fountainhead Plaza	Phoenix, AZ	136,000,000	136,073,228	100.0%
Corporate Tech Centre [2]	San Jose, CA	165,254,496	176,430,984	0.0%
Total REIT II		**$1,245,761,550**	**$1,488,337,050**	**77.0%**

[1] Cost basis includes original purchase price, capital expenditures and leasing commissions as of December 31, 2018.

[2] Excludes three of the eight buildings that were sold during Q2 2018.

[3] Leased occupancy includes future leases that had been executed but had not yet commenced as of December 31, 2018.

Portfolio Sales Summary

Asset	Sale Date	Cost Basis [1]	Net Sales Price [2]	Net Sales Proceeds [3]	Debt Payoff	Net Proceeds
Hartman II	6/28/2012	11,113,000	12,650,000	12,283,407	6,755,627	$ 5,527,780
Mountain View	5/14/2014	33,316,000	25,417,000	24,394,290	12,624,000	11,770,290
Dallas Cowboys	6/11/2014	19,273,000	22,250,000	21,645,478	11,793,118	9,852,360
601 Tower at Carlson Center	6/11/2014	60,405,000	74,946,000	72,586,261	16,320,000	56,266,261
Plano Business Park	6/16/2014	18,229,000	23,297,000	22,683,492	10,266,968	12,416,524
Metropolitan Center	6/27/2014	108,075,000	108,458,000	105,404,679	33,360,000	72,044,679
300 N LaSalle	7/7/2014	663,847,000	849,604,000	817,845,664	344,600,796	473,244,868
Torrey Reserve West	7/10/2014	29,489,000	39,150,000	38,164,856	16,827,945	21,336,911
Two Westlake	7/25/2014	94,759,000	119,899,000	117,407,448	53,130,000	64,277,448
City Place Tower	8/21/2014	130,996,000	149,878,000	145,920,077	71,000,000	74,920,077
I-81 Industrial	11/18/2014	92,900,000	103,871,000	100,811,567	56,822,369	43,989,198
Crescent VIII	11/20/2014	14,500,000	16,438,000	15,823,796	7,970,927	7,852,869
One Main Place	12/24/2014	64,500,000	84,424,000	82,675,208	16,938,500	65,736,708
National City Tower	2/13/2015	124,600,000	124,000,000	121,764,391	89,700,000	32,064,391
350 E. Plumeria	5/17/2016	38,123,000	42,336,000	41,217,212	22,800,000	18,417,212
Gateway Corporate Center	6/14/2017	51,835,000	47,100,000	45,687,621	-	45,687,621
Horizon Tech Center	11/21/2017	43,151,000	39,451,000	37,721,399	18,000,000	19,721,399
Corporate Tech Centre [4]	2018	75,505,987	97,446,000	94,014,468	94,580,074	(565,606)
Total		**$ 1,674,616,987**	**$ 1,980,615,000**	**$ 1,918,051,314**	**$883,490,324**	**$1,034,560,990**

[1] Cost basis includes original purchase price, capital expenditures and leasing commissions as of the date of sale.

[2] Net sales price is equal to the gross sales price less concessions.

[3] Includes the impact of selling costs and fees, as well as debt prepayment costs.

[4] Reflects three buildings sold during Q2 2018. As of December 31, 2018, five buildings remain in the Corporate Tech Centre property.

Debt Sales Summary

Debt Asset	Sale/ Payoff Date	Purchase/ Origination Amount	Sale/Repayment Proceeds	Debt Payoff	Net Proceeds
Northern Trust A & B Notes	6/27/2012	$59,428,000	$84,932,000	-	$84,932,000
One Liberty Plaza	10/11/2013	66,700,000	113,091,000	-	113,091,000
One Kendall Square	12/4/2013	87,500,000	87,500,000	-	87,500,000
Tuscan Inn	2/7/2014	20,200,000	20,200,000	12,216,074	7,983,926
Chase Tower	2/14/2014	59,200,000	64,117,000	35,747,036	28,369,964
Pappas Commerce	6/9/2014	32,673,000	32,673,000	19,325,428	13,347,572
Summit I & II	8/4/2015	58,750,000	59,624,000	-	59,624,000
Sheraton Charlotte Airport Hotel	6/1/2018	14,500,000	14,500,000	8,711,462	5,788,538
Total		**$398,951,000**	**$476,637,000**	**$76,000,000**	**$400,637,000**

Portfolio Overview (As of December 31, 2018)

Key Statistics	
No. of Assets	9
Total Rentable Sq. Ft	4,552,263
Wtd Avg Lease Term	6.0 years
Economic Occupancy	75.5%
Leased Occupancy[1]	77.0%
No. of Tenants	180
Leverage	33.0%



Geographic Diversification
Occupied Square Feet
NJ 29%
CA 13%
MO 16%
CO 17%
AZ 13%
VA 8%
FL 4%



Leased Occupancy[1]
100.0% 99.0% 97.2% 93.6% 93.4% 78.8% 77.2% 49.9% 0.0%
Fountainhead Plaza
Granite Tower
Pierre Laclede
Emerald View
300-600 Campus Drive
100-200 Campus Drive
Union Bank Plaza
Willow Oaks
Corporate Tech Centre



Occupied SF Expirations as of December 31, 2018
Occupied SF Expiring
MTM 2%
2019 8%
2020 6%
2021 5%
2022 18%
2023 18%
2024 6%
2025 4%
2026 3%
2027 3%
2028 4%
2029 6%
Thereafter 17%

[1] Leased occupancy includes future leases that had been executed but had not yet commenced as of December 31, 2018.

KBS Real Estate Investment Trust II

Tenancy Overview (As of December 31, 2018)

Top 10 Tenants	Industry	Property	Leased[1] SF % of Portfolio
The University of Phoenix	Educational Services	Fountainhead Plaza	13.0%
Anadarko Petroleum Corporation	Mining, Oil & Gas Extraction	Granite Tower	10.5%
Union Bank	Finance	Union Bank	8.6%
PricewaterhouseCoopers,LLP	Accounting, Tax & Bookkeeping Services	300 - 600 Campus Drive Buildings	5.3%
Fairfax County School Board	Public Admininstration	Willow Oaks	3.6%
Conduent Incorporated	Professional, Scientific, and Legal	100 & 200 Campus Drive Granite Tower	3.0%
Bill Barrett Corporation	Mining, Oil & Gas Extraction	Granite Tower	2.4%
Morgan Stanley	Finance	300 - 600 Campus Pierre Laclede	2.0%
Shionogi USA, Inc.	Professional, Scientific, and Legal	300 - 600 Campus Drive Buildings	1.7%
Drinker Biddle & Reath LLP	Legal Services	300 - 600 Campus Drive Buildings	1.7%
Total (based on total occupied square feet)			51.8%
Weighted Average Lease Term (Top 10 Tenants)			7.5 years


Industry Diversification
Occupied Square Feet
Educational Services 13%
Accounting, Tax & Bookkeeping Services 7%
Health Care & Social Services 6%
Professional, Scientific, and Legal Services 5%
Public Administration 4%
Accommodation and Food Services 3%
Real Estate 3%
Other Services [2] 12%
Finance 21%
Legal Services 13%
Mining, Oil & Gas Extraction 13%

[1] Leased occupancy includes future leases that had been executed but had not yet commenced as of December 31, 2018.
[2] Includes various other industries that individually represent less than a 3% concentration.



Property Updates

Willow Oaks

Fairfax, VA

- Medical office leasing has picked up at the property. We have signed two deals for 18,100 SF at $35/SF and $37/SF net of electric and janitorial for approximately 11 & 12 year terms. Our market rate for the majority of our office deals has been in the $30-$31/SF range and as low as $28.50/SF full service gross.

- Executed two LOI's totaling 47,600 SF at $29/SF and $34/SF net of electric and janitorial for approximately 9 & 11 year terms. The leases are currently in negotiation.

- The office spec suite program continues to be successful as we recently expanded a tenant into a neighboring spec suite and a lease was just signed by the prospect for a new spec suite on the 5th floor of the 8280 building.

- We continue to expand the property's amenity package. Our brand new café has opened for business and we are pricing out our plan for a brand new tenant lounge on the same floor. We anticipate that will be open for use 3Q 2019.



Corporate Tech Centre

San Jose, California

- Job growth in the San Jose metropolitan statistical area (MSA) continued throughout 2018 with an increase of 3.2% year-over-year (YoY). That percentage increase is greater than the rest of the Bay Area including San Francisco.
- As the tenant base of Silicon Valley continues to expand and grow, large blocks of office space have become exceedingly difficult to obtain. Nearly 100% of scalable projects in Sunnyvale and Mountain View have been sold to a user or encumbered by long-term leases forcing tenants to look for scale in neighboring markets. This has led to nearly 3,000,000 SF of absorption in San Jose and Santa Clara in the past year.
- Currently we have leases out on one building and prospects looking at each of the four (4) remaining buildings within the project.
- 350 Holger Way has undergone extensive renovation which was substantially completed at the end of October 2018. The renovations include all new open creative office space, an updated lobby and common areas, a new tenant lounge, gym and a private outdoor amenity area. This building will serve as a model for the other four buildings.





Granite Tower

Denver, Colorado

- In December 2018, KBS finalized and signed a renewal lease with the property's anchor tenant, Anadarko. The new lease extends their expiration date to April 30, 2033 for 295,743 SF. This was the largest lease signed in the Denver area during 2018.
- Beginning May 2019, KBS has significant renovations planned for Granite Tower including a bright and transparent architectural pavilion that will expand the main lobby and ground floor common area which will support a new food and beverage operation extending to the upgraded outdoor gathering space. Furthermore, a new, 100-bicycle storage facility will be located adjacent to the expanded lobby with easy access to the building elevators. The capstone of the new improvements will be converting the entire third floor into a new amenity floor, which will feature an open lounge and outdoor deck overlooking downtown. Tenants will also be able to host formal meetings accommodating up to 138 people in the new conference facility and enjoy a new gym with group workout classes, Peloton bikes and locker rooms.
- KBS's thoughtful and forward thinking renovations have proven key to attracting and retaining premier tenants to this property.



KBS Real Estate Investment Trust II

2019 Sale Status

Pierre Laclede (Clayton, MO):

As of March 5, 2019, we have successfully marketed the property and selected a buyer. We anticipate to finalize negotiations with the selected buyer in the near term with an expected closing of the sale by late April.

Emerald View (West Palm Beach, FL):

We launched the marketing of Emerald View for sale in early January 2019. As of March 5, 2019, we have selected a buyer with a scheduled closing of late April. The buyer will have the right to extend the closing for up to (30) days with an additional escrow deposit.

Shortly after closing both of these properties, we anticipate to pay a special distribution to shareholders with the sales proceeds.

REIT II 2019 Goals & Objectives


UnionBank

- Continue to strategically sell assets and pay special distributions
- Negotiate lease renewals or new leases that facilitate the sales process and enhance property stability for prospective buyers
- Complete capital projects, such as renovations or amenity enhancements, to attract quality buyers
- Complete strategic alternatives assessment and finalize the liquidation plan


Q&A

Thank You

For Additional Questions, Contact
KBS Capital Markets Group Investor Relations
(866) 527-4264